STEVEN H. FELDERSTEIN, State Bar No. 056978
PAUL J. PASCUZZI, State Bar No. 148810
FELDERSTEIN FITZGERALD
WILLOUGHBY & PASCUZZI LLP
400 Capitol Mall, Suite 1450
Sacramento, CA  95814
Telephone: (916) 329-7400
Facsimile: (916) 329-7435

Attorneys for Consolidated Debtor

UNITED STATES BANKRUPTCY COURT

EASTERN DISTRICT OF CALIFORNIA

SACRAMENTO DIVISION

In re: LARGE SCALE BIOLOGY CORPORATION, et al. Consolidated Debtor. Tax ID #77-0154648	CASE NO. 06-20046-A-11 Jointly Administered Chapter 11 DCN: FWP-41 Date: August 2, 2007 Time: 9:00 a.m. Crtrm: 28

MOTION TO APPROVE SALE OF ASSETS RELATED TO THE MANUFACTURE
OF VACCINES FOR TREATING NON-HODGKIN LYMPHOMA TO
BAYER INNOVATION GMBH FREE AND CLEAR OF INTERESTS
SUBJECT TO OVERBIDS AND RELATED RELIEF

Large Scale Biology Corporation, et al. (“LSBC” or the “Consolidated Debtor”), files this motion to approve the sale of information, data, regulatory filings and related documents and materials applicable to the manufacturing of vaccines for treating Non-Hodgkin Lymphoma (the “NHL Vaccine Assets”) free and clear of liens and interests to Bayer Innovation GmbH for $250,000 subject to overbids (the “Motion”).  In support of this Motion, LSBC respectfully represents:

MOTION TO APPROVE SALE OF ASSETS RELATED TO THE
MANUFACTURE OF VACCINES FOR TREATING NON-HODGKIN
LYMPHOMA TO BAYER INNOVATION GMBH

JURISDICTION

1.  The Court has jurisdiction over this matter pursuant to 28 U.S.C. §§ 1334 and 157.  This matter concerns the administration of the bankruptcy estates herein, and accordingly, this is a core proceeding pursuant to 28 U.S.C. §§ 157(b)(2)(A), (N) and (O).  Venue is proper pursuant to 28 U.S.C. §§ 1408 and 1409.  The statutory basis for relief is 11 U.S.C. §§ 105, 363, and 365.  Federal Rules of Bankruptcy Procedure 2002, 6004 and 9014 are applicable to this proceeding.

2.  LSBC filed its bankruptcy petition on January 9, 2006.  LSBC’s case is jointly administered with the cases of its two subsidiaries, Large Scale Bioprocessing, Inc, and Predictive Diagnostics, Inc., pursuant to order of the Court.  The Debtors’ First Amended Joint Plan of Liquidation, as modified, was confirmed by order of this Court entered October 12, 2006, and went effective on October 23, 2006 (the “Plan”).  The Plan provides in section 6.3 that transactions outside the ordinary course of business shall be approved by the Court, except transactions that have a net effect of less than $25,000.  Because this transaction has a net effect of more than $25,000, the Consolidated Debtor files this Motion for Court approval.

RELIEF REQUESTED

3.  The Consolidated Debtor respectfully requests the Court to enter an order:

a.  Authorizing the Consolidated Debtor to enter into the Asset Purchase Agreement, attached as Exhibit A to the Exhibit document filed herewith, with Bayer Innovation GMBH (“Bayer”), for the sale of the NHL Vaccine Assets for $250,000 plus the Contingent Premium Payment, subject to overbids;

b.  Transferring the NHL Vaccine Assets described in the Asset Purchase Agreement pursuant to Bankruptcy Code section 363(f) free and clear of all Liens (as defined in the Asset Purchase Agreement), including:

i.  Any and all liens, claims, interests, and encumbrances of Kevin J. Ryan, Kentucky Technology, Inc., Agility Capital, LLC, Earl L. White, Robert Erwin IRA, and Kevin Ryan IRA, as such liens either do not attach to the intellectual property or the NHL Vaccine Assets or have been satisfied in full;

ii.  The lien of Woodlawn Foundation with such lien to attach to the proceeds of sale;

iii.   Any statutory liens that may arise under nonbankruptcy law based on the Consolidated Debtor’s insolvency proceedings or otherwise;

iv.  Any and all liens, claims, interests, and encumbrances of any person served with the Motion on the ground that such liens are in bona fide dispute; and

MOTION TO APPROVE SALE OF ASSETS RELATED TO THE
MANUFACTURE OF VACCINES FOR TREATING NON-HODGKIN
LYMPHOMA TO BAYER INNOVATION GMBH

v.  All unrecorded liens to the extent such liens were required to be recorded to be perfected on the intellectual property.

c.  Approving the overbid procedures set forth herein;

d.  Considering any overbids presented at the hearing on this Motion in accordance with the overbid procedures set forth herein and reserving the right to continue the hearing on this Motion if more time is needed for overbids;

e.  Approving Section 1.04, Article IV and Article VII of the Asset Purchase Agreement as immediately binding upon and enforceable obligations of the Consolidated Debtor in accordance with the Asset Purchase Agreement; and

f.  For such other and further relief as is just and appropriate in the circumstances of this case.

BACKGROUND FACTS SPECIFIC TO MOTION

4.  LSBC is a biotechnology company, founded in 1987 to use new methods of genetic engineering to produce pharmaceutical proteins and vaccines at a lower cost than is possible with traditional manufacturing methods.

5.  The confirmed Plan provides for the liquidation of all of the assets of the estate.  LSBC is the owner of all right, title and interest in and to certain information, data, regulatory filings and related documents and materials applicable to the manufacturing of vaccines for treating Non-Hodgkin lymphoma (“NHL”), as further described in Schedule I (A) to the APA; certain permits, licenses, franchises, certificates, authorizations, consents and approvals obtained from or issued by any governmental entity to LSBC relating to the NHL Vaccine Assets; and certain files, drawings, and specifications, relating to the NHL Vaccine Assets, all as more specifically described in the Asset Purchase Agreement attached as Exhibit A to the Exhibit document filed herewith (collectively, with the “Documentation” described in the Asset Purchase Agreement, the “NHL Vaccine Assets”).

6.        By this Motion, the Consolidated Debtor is requesting Court authority to sell the NHL Vaccine Assets to Bayer for $250,000.00, which amount, less the Deposit required by the APA, will be payable by Bayer by wire transfer on the Closing Date in immediately available funds, subject to overbids.

MOTION TO APPROVE SALE OF ASSETS RELATED TO THE
MANUFACTURE OF VACCINES FOR TREATING NON-HODGKIN
LYMPHOMA TO BAYER INNOVATION GMBH

7.  Additional Contingent Payment.  In the event that Bayer, in its sole discretion, files an application or otherwise requests that the United States Food and Drug Administration (the “FDA”) or a comparable regulatory agency outside the United States authorize Bayer or its affiliates to proceed to pivotal clinical trials for an NHL vaccine without having to conduct any Phase I studies, which application or request makes specific reference to the NHL Vaccine Assets, an additional premium payment of $500,000 (“Contingent Premium Payment”) would be payable in immediately available funds ten (10) Business Days after receipt by Bayer or its affiliates of the approval or authorization from the FDA or the other regulatory agency to proceed directly to pivotal clinical trials without any Phase I studies, provided such application or request to approve is requested within one (1) year after the Closing and such approval or authorization is received by Bayer within two (2) years after the Closing.  APA § 1.05.

8.  In the APA, the Consolidated Debtor acknowledges that whether to submit any application or request to the FDA or to any comparable regulatory agency for authorization to proceed directly to pivotal clinical trials without any Phase I studies, and the contents of any such application or request, are at the sole discretion of Bayer; that even if Bayer chooses to apply for such authorization, receipt of such authorization from the FDA is contingent and uncertain; that there is no assurance that Bayer will be able to receive such authorization; that such authorization will likely never be received; and that the Contingent Premium Payment will likely never be paid.  APA § 5.04.

9.  The Asset Purchase Agreement provides that, except as otherwise expressly set forth therein, the Consolidated Debtor makes no representation or warranties regarding the validity, completeness or value of any of the NHL Vaccine Assets.  APA § 2.06.  The Asset Purchase Agreement also excludes from the transaction any right, license, or authorization arising under any patents or patent applications, owned or controlled by LSBC, related to NHL or its method or means of manufacture or use.  APA Schedule I (B).

MOTION TO APPROVE SALE OF ASSETS RELATED TO THE
MANUFACTURE OF VACCINES FOR TREATING NON-HODGKIN
LYMPHOMA TO BAYER INNOVATION GMBH

10.  The Consolidated Debtor must, however, transfer good and marketable title to the NHL Vaccine Assets free and clear of liens, claims, interests and encumbrances.  APA §§ 2.08 and 7.01.  This is an important aspect of the transaction, and other contemplated transactions, since the purchase price is substantial and given the Consolidated Debtor’s need to obtain the maximum value from the assets of the estates.

OVERBID PROCEDURES
11.  If any party desires to make an overbid on the NHL Vaccines, it must comply with the overbid procedures set forth below and as agreed to in the APA, subject to any further Court order:

a.  Bayer shall be entitled to a break-up expense reimbursement of actual out-of-pocket costs incurred, including attorneys’ fees, of up to $15,000 or, at Bayer’s option, $10,000 if Bayer is unable to show the allocation of its out-of-pocket expenses to this specific transaction due to its involvement and bidding on multiple related transactions (the “Break-Up Reimbursement Expenses”); provided, however, that such Break-Up Reimbursement Expenses shall be payable only in the event that (i) Bayer is not in material breach of the Asset Purchase Agreement at the time of termination and (ii) the Consolidated Debtor consummates an alternative transaction involving in the aggregate a sale of all or a substantial portion of the NHL Vaccine Assets (with or without other assets being sold) to a purchaser or purchasers other than Bayer;

b.  The initial overbid for the purchase of the NHL Vaccine Assets, including the portion of any overbid for the purchase of all of the assets of the Consolidated Debtor or of additional assets allocated to the purchase of the NHL Vaccine Assets at the sale hearing shall be a minimum of $50,000 over the Purchase Price (i.e., $300,000.00) (the “Initial Overbid”);

c.  Any party intending to submit a bid at the sale hearing must pre-qualify by delivering at least five (5) calendar days before the sale hearing (i) a notice that the overbidder intends to make one or more overbids at the sale hearing in an amount at least as high as the Initial Overbid set forth above;1 (ii) an initial refundable deposit in cash, by bank check or by wire transfer in the amount of $25,000 to the Consolidated Debtor’s special counsel, Gerald B. Sweeney (to be deposited in his Attorney Trust Account) (the “Initial Deposit”); and (iii) evidence, prior to commencement of the sale hearing, in the form reasonably required by the Consolidated Debtor, that the bidder has the available financial resources and the authority to satisfy the Initial Overbid and promptly complete the transactions contemplated by the Asset Purchase Agreement (with such evidence to be supplemented during the sale hearing if the overbids substantially exceed the Initial Overbid);

MOTION TO APPROVE SALE OF ASSETS RELATED TO THE
MANUFACTURE OF VACCINES FOR TREATING NON-HODGKIN
LYMPHOMA TO BAYER INNOVATION GMBH

d.  The winning bidder must be able to close on the earlier of two (2) business days after the order approving this sale has become a final order, but in any event not later than August 15, 2007;

e.  Any overbidder must agree to sign an asset purchase agreement in substantially the same form and terms, except for the Purchase Price and Deposit, as the Asset Purchase Agreement entered into between the Consolidate Debtor and Bayer, or an agreement, in form and substance satisfactory to the Consolidated Debtor for the purchase of all of the assets of the Consolidated Debtor or assets of the Consolidated Debtor in addition to the NHL Vaccine Assets;2 and

f.  The Consolidated Debtor shall notify Bayer in writing, as soon as practicable but in no event less than four (4) calendar days prior to the sale hearing, if the Consolidated Debtor has received any offer or notice of any intention of an overbidder to submit a bid at the sale hearing.

1  The notice of intent to overbid must be sent to Gerald B. Sweeney, Esq., Sweeney Lev, 460 Bloomfield Avenue, Suite 200, Montclair, NJ 07042, Tel: 973-509-1800, Fax: 973-509-1074, E-mail: gsweeney@sweeneylev.com, with a copy to the Consolidated Debtor’s bankruptcy counsel Paul J. Pascuzzi, Felderstein Fitzgerald Willoughby & Pascuzzi LLP, 400 Capitol Mall, Suite 1450, Sacramento, CA 95814, Tel: 916-329-7400 ext. 22, Fax: 916-329-7435, E-mail: ppascuzzi@ffwplaw.com.  The notice of intent to overbid must be received by the deadline.

2  The Consolidated Debtor is informed and believes that Bayer may overbid on the sales of other assets that are set for hearing at or about the same time as this Motion.

MOTION TO APPROVE SALE OF ASSETS RELATED TO THE
MANUFACTURE OF VACCINES FOR TREATING NON-HODGKIN
LYMPHOMA TO BAYER INNOVATION GMBH

DISCUSSION

12.  Section 363(b) of the Bankruptcy Code empowers a trustee to “…sell,…other than in the ordinary course of business, property of the estate.”  11 U.S.C. § 363(b).  In considering a proposed sale, courts look at whether the sale is in the best interests of the estate based on the facts and the history of the case.  In re America West Airlines, 166 B.R. 908, 912 (Bankr. D. Ariz. 1994) (citing In re Lionel Corp., 722 F.2d 1063, 1071 (2d Cir. 1983)); see also, In re Mozer, 302 B.R. 892, 897 (C.D.Cal. 2003) (sale must be fair, equitable, and in the best interests of the estate).  This requires an examination of the “business justification” for the proposed sale.  In re 240 North Brand Partners, Ltd., 200 B.R. 653 (9th Cir. BAP 1996); In re Wilde Horse Enterprises, Inc., 136 B.R. 830 (Bankr. C.D. Cal. 1991); In re Ernst Home Center, Inc., 209 B.R. 974 (Bankr. W.D. Wash. 1997).  The Trustee has “broad power” under section 363 to sell property of an estate, and indicates that “the manner of sale is within the discretion of the Trustee….”  In re The Canyon Partnership, 55 B.R. 520, 524 (Bankr. S.D. Cal. 1985).

13.  The confirmed Plan provides for the Consolidated Debtor to complete the orderly liquidation of the Consolidated Debtor’s business and assets, including possible sale as a whole to one purchaser or the sale of related business units, and to distribute the proceeds consistent with the requirements of the Bankruptcy Code and orders of the Bankruptcy Court previously entered in the cases.

14.     In order to achieve this goal, the Consolidated Debtor employed Venturi & Company LLC (“Venturi”) as its investment bankers to:

a.  Assist the Consolidated Debtor in formulating the marketing strategy related to the sale, transfer or assumption of any of the operations, assets, liabilities and/or stock of the Consolidated Debtor;

b.  Prepare information materials highlighting the investment considerations of the Consolidated Debtor and/or all of its businesses and/or assets to third parties, as appropriate;

c.  Identify, classify and contact third parties and facilitate their due diligence by responding to inquiries and providing additional information, as appropriate; and

d.  Evaluate offers, assist in negotiations and review and analyze any securities or other consideration offered to the Consolidated Debtor in connection with a sale, transfer or assumption of any of the operations, assets, liabilities and/or stock of the Consolidated Debtor.

MOTION TO APPROVE SALE OF ASSETS RELATED TO THE
MANUFACTURE OF VACCINES FOR TREATING NON-HODGKIN
LYMPHOMA TO BAYER INNOVATION GMBH

15.  Venturi has been actively marketing the Consolidated Debtor’s assets since September 12, 2006.  Since then, Venturi has worked with LSBC’s former officers and employees to identify potential purchasers for all of the primary asset categories listed in the Plan and Disclosure Statement.  Numerous contacts have been made with most of the targeted potential purchasers.  In this process, Venturi has made contacts and solicited offers from over 175 strategic and financial parties, including prospective purchasers in other countries.  Despite this extensive marketing program and the substantial efforts of Venturi, only a small number of qualified parties expressed interest in the NHL Vaccine Assets.  Venturi and the Consolidated Debtor’s special counsel worked with those parties to arrive at an asset purchase agreement.  At this point, it is the Consolidated Debtor’s informed opinion, after consultation with Venturi and special counsel, that the terms of the offer from Bayer are the highest and best offer available for the NHL Vaccine Assets.  The Consolidated Debtor will serve this Motion on the other prospective purchasers and encourage them to participate in the overbid process.  See Declaration of Lindsay Hoover filed in support of this Motion.

16.  Since the Plan was confirmed, the Consolidated Debtor has been working diligently to solicit offers for the assets of the estate.  Each month, however, the Consolidated Debtor incurs significant costs for maintaining the patents, rent for its offices, and fees for the investment bankers.  Given the level of interest for the NHL Vaccine Assets and the ongoing operating costs, the Consolidated Debtor believes that there is no further benefit to the estate by delaying the sale of the NHL Vaccine Assets in the hope that some other party might be interested at a future date.  The initial sale price is within the range of projected value for miscellaneous assets in the disclosure statement and there continues to be the prospect of potential overbids that may increase the price significantly.3  Thus, the appropriate business justification for the sale of the NHL Vaccine Assets on the terms and conditions set forth in the Asset Purchase Agreement exists and the Court should approve the sale, subject to overbids, as fair, equitable, and in the best interests of the estate.

3  The NHL Vaccine Assets were in the miscellaneous category of assets described in the disclosure statement, which had a projected range of value from $100,000 to $1 million.

MOTION TO APPROVE SALE OF ASSETS RELATED TO THE
MANUFACTURE OF VACCINES FOR TREATING NON-HODGKIN
LYMPHOMA TO BAYER INNOVATION GMBH

17.  The Asset Purchase Agreement requires that good and marketable title to the NHL Vaccine Assets be transferred to the purchaser free and clear of all liens, claims and encumbrances.  APA §§ 2.08 and 7.01.  The Consolidated Debtor contends that any and all liens, claims, interests, and encumbrances of Kevin J. Ryan, Kentucky Technology, Inc., Agility Capital, LLC, Earl L. White, Robert Erwin IRA, and Kevin Ryan IRA, either do not attach to the NHL Vaccine Assets or have been satisfied in full based on prior Court approved transactions.  With respect to the lien of Woodlawn Foundation, the Consolidated Debtor’s landlord, the court approved settlement agreement provides for its consent to any sales of assets, and Woodlawn’s lien will attach to the proceeds of sale.  The Consolidated Debtor contends that any statutory liens that may arise under nonbankruptcy law based on the Consolidated Debtor’s insolvency proceedings or otherwise and any and all liens, claims, interests, and encumbrances of any person served with the Motion either do not attach to the NHL Vaccine Assets or have been satisfied in full.  In addition, any and all unrecorded liens were required to be recorded to be validly perfected on the NHL Vaccine Assets.  The Consolidated Debtor has reviewed the filed claims in the cases, which were due by May 18, 2006 (July 7, 2006, for governmental units), and is not aware of any valid secured claim filed that would attach to the NHL Vaccine Assets.  To the extent any party disagrees with the Consolidated Debtor on any of these points, the claimed liens, claims, encumbrances, and interests are subject to a bona fide dispute.  To be a bona fide dispute under section 363(f)(4), there must be an objective basis for either a factual or legal dispute as to the validity of the debt.  In re Octagon Roofing, 123 B.R. 583, 590 (Bankr. N.D. Ill. 1991); In re Collins, 180 B.R. 447, 452 (Bankr. E.D.Va. 1995).  To qualify as a bona fide dispute, the propriety of the lien does not have to be the subject of an immediate or concurrent adversary proceeding.  In re Gaylord Grain L.L.C., 306 B.R 624, 627-28 (8th Cir. BAP 2004).

18.  This Motion is supported by the Declaration of Lindsay Hoover from Venturi & Company and the Declaration of Randy Sugarman, the Plan Administrator.

WHEREFORE, the Debtor respectfully requests this Court to enter an order as follows:

1.        Authorizing the Consolidated Debtor to enter into the Asset Purchase Agreement, attached as Exhibit A to the Exhibit document filed herewith, with Bayer Innovation GMBH (“Bayer”), for the sale of the NHL Vaccine Assets for $250,000 plus the Contingent Premium Payment, subject to overbids;

MOTION TO APPROVE SALE OF ASSETS RELATED TO THE
MANUFACTURE OF VACCINES FOR TREATING NON-HODGKIN
LYMPHOMA TO BAYER INNOVATION GMBH

2.        Transferring the NHL Vaccine Assets described in the Asset Purchase Agreement pursuant to Bankruptcy Code section 363(f) free and clear of all Liens (as defined in the Asset Purchase Agreement), including:

a.  Any and all liens, claims, interests, and encumbrances of Kevin J. Ryan, Kentucky Technology, Inc., Agility Capital, LLC, Earl L. White, Robert Erwin IRA, and Kevin Ryan IRA, as such liens either do not attach to the intellectual property or the NHL Vaccine Assets or have been satisfied in full;

b.  The lien of Woodlawn Foundation with such lien to attach to the proceeds of sale;

c.  Any statutory liens that may arise under nonbankruptcy law based on the Consolidated Debtor’s insolvency proceedings or otherwise;

d.  Any and all liens, claims, interests, and encumbrances of any person served with the Motion on the ground that such liens are in bona fide dispute; and

3.        All unrecorded liens to the extent such liens were required to be recorded to be perfected on the intellectual property. Approving the overbid procedures set forth herein;

4.        Considering any overbids presented at the hearing on this Motion in accordance with the overbid procedures set forth herein and reserving the right to continue the hearing on this Motion if more time is needed for overbids;

5.        Approving Section 1.04, Article IV and Article VII of the Asset Purchase Agreement as immediately binding upon and enforceable obligations of the Consolidated Debtor in accordance with the Asset Purchase Agreement; and

MOTION TO APPROVE SALE OF ASSETS RELATED TO THE
MANUFACTURE OF VACCINES FOR TREATING NON-HODGKIN
LYMPHOMA TO BAYER INNOVATION GMBH

6.        For such other and further relief as is just and appropriate in the circumstances of this case.

Dated: July 12, 2007		FELDERSTEIN FITZGERALD
WILLOUGHBY & PASCUZZI LLP

	By:	/s/ Paul J. Pascuzzi
PAUL J. PASCUZZI
Attorneys for Consolidated Debtor

MOTION TO APPROVE SALE OF ASSETS RELATED TO THE
MANUFACTURE OF VACCINES FOR TREATING NON-HODGKIN
LYMPHOMA TO BAYER INNOVATION GMBH